                                                                   Exhibit 10.27

THIS AMENDED, RESTATED AND RENEWAL LINE OF CREDIT PROMISSORY NOTE IS ONE OF TWO NOTES RENEWING, AMENDING, RESTATING AND SPLITTING THAT CERTAIN LINE OF CREDIT PROMISSORY NOTE FROM BORROWER TO LENDER DATED APRIL 28, 1995 IN THE ORIGINAL PRINCIPAL AMOUNT OF $4,200,000.00 (THE "ORIGINAL NOTE"), WHICH AS OF THE DATE HEREOF HAS AN OUTSTANDING PRINCIPAL BALANCE OF $971,918.67, AND THE ORIGINAL OF WHICH IS ATTACHED HERETO. $100,000.00 OF THE CURRENT OUTSTANDING PRINCIPAL BALANCE OF THE ORIGINAL NOTE HAS, OF EVEN DATE HEREWITH, BEEN RENEWED, AMENDED, RESTATED AND SPLIT INTO THAT CERTAIN TERM NOTE FROM BORROWER TO LENDER OF EVEN DATE HEREWITH IN THE ORIGINAL PRINCIPAL AMOUNT OF $100,000.00 WHICH, TOGETHER WITH THIS AMENDED, RESTATED AND RENEWAL LINE OF CREDIT PROMISSORY NOTE RENEWS, AMENDS, RESTATES AND SPLITS THE ORIGINAL NOTE. THE REMAINING $871,918.67 OF THE CURRENT OUTSTANDING PRINCIPAL OF THE ORIGINAL NOTE SHALL BE THE BEGINNING OUTSTANDING PRINCIPAL BALANCE UNDER THIS AMENDED, RESTATED AND RENEWAL LINE OF CREDIT PROMISSORY NOTE.

FIRST UNION

                         AMENDED, RESTATED AND RENEWAL
                         LINE OF CREDIT PROMISSORY NOTE

                                                              --------, --------
$1,500,000.00  No.                                                April 24, 1996
                  -------------

LENDER: FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, 800 North Magnolia Avenue, 8th Floor, P.O. Box 1000, Orlando, Florida, 32802 Attention: Portfolio Management, Ms. Lisa Simington (hereinafter termed "Lender"),

BORROWER:      FPM BEHAVIORAL HEALTH, INC., a Delaware corporation, 1276
               Minnesota Avenue, Winter Park, Florida 32789 (hereinafter termed the "Borrower").

BORROWER REPRESENTS THAT THE LOAN EVIDENCED HEREBY IS BEING OBTAINED FOR THE FOLLOWING PRIMARY PURPOSE:

[X]BUSINESS; [_]PERSONAL; [_]FAMILY OR HOUSEHOLD; [_]AGRICULTURAL

     FOR VALUE RECEIVED: to wit, money loaned the undersigned Borrower, jointly and severally, promises to pay to the order of Lender at its office in the above city, or wherever else

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Lender may specify, the sum of ONE-MILLION FIVE-HUNDRED THOUSAND AND NO/100
DOLLARS ($1,500,000.00), with interest until paid in accordance herewith.

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CONTRACT RATE
OF INTEREST:    Interest shall accrue from the date of each advance on the principal balance of this Note at a rate per annum (the
                "Interest Rate") which is either (a) the Lender's Prime Rate, as hereinafter defined, plus three-fourths of one percent (.75%) per annum, as that rate may change from time to time with changes to be effective as of the date the Lender's Prime Rate changes (the "Prime Rate Alternative"); or (b) the LIBOR
                Adjusted Base Rate, as hereinafter defined, plus 300 Basis
                Points per annum, as that rate may change from time to time with changes to be effective as of the day following the last day of each successive "LIBOR Period", as defined below (the "LIBOR
                Rate Alternative"). The term "Lender's Prime Rate" as used herein shall mean and be defined as the interest rate per annum announced by Lender from time to time as its prime rate. The term "LIBOR Adjusted Rate" shall mean the rate per annum
                [rounded upwards, if necessary, to the next higher one one-hundredths of one percent (.01%)] for deposits in United States
                Dollars for a maturity of ninety (90) days which appears on the Telerate Page 3750 at approximately 11:00 a.m. London time two
                (2) London business days prior to the effective date of this
                Note initially, and thereafter two (2) London business days prior to the end of each LIBOR Period, as defined below, as such rate is adjusted in accordance with Lender's standard practices for reserves and other requirements. A "LIBOR Period" for purposes of this Note shall mean each ninety (90) day period during the term of this Note that the LIBOR Adjusted Rate is in effect, beginning with the date of this Note. The Lender's Prime
                Rate and the LIBOR Adjusted Rate are each one of several interest rate bases used by Lender, and neither is necessarily the lowest or most favorable rate of interest offered by Lender.
                Unless Borrower requests in writing that the Interest Rate be changed to the Prime Rate Alternative, the Interest Rate shall be the LIBOR Rate Alternative. During the term of this Note, Borrower shall have the option of changing the Interest Rate from the Prime Rate Alternative to the LIBOR Rate Alternative and conversely, provided that a written request for such a change to the Interest Rate is first delivered to Lender. No change to the Interest Rate shall be effective unless and until an Allonge, prepared by Lender and setting forth the applicable
                Interest Rate, is executed and delivered by Borrower to Lender.
                Each such change to the Interest Rate shall be effective as of the date to be set forth in the Allonge, which date shall be the next occurring interest payment date provided that such date is not less than thirty (30) days from the date Lender receives
                Borrower's written request for a change of the Interest Rate.

TERMS OF
PAYMENT: Interest only on the outstanding principal balance of this Note at the Contract Rate of Interest provided above shall be paid monthly, in arrears, on the fifth day of each month hereafter beginning on May 5, 1996 and continuing until

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

               this Note shall be fully paid. The outstanding principal balance under this Note, together with all interest accrued thereon, shall be payable on demand. The principal amount of this Note will be advanced from time to time pursuant to and subject to the terms of a Loan and Security Agreement between Borrower and Lender dated April 6, 1995, as amended by that certain First Amendment to Loan and Security Agreement of even date herewith. The outstanding principal balance under this Note may increase or decrease from time to time and may be borrowed, paid, re-borrowed and repaid in accordance with the terms of said Loan and Security Agreement, provided that the line of credit provided under this Note and Borrower's ability to request draws hereunder shall expire on October 30, 1996.

The Loan may be prepaid in whole or in part at any time without any prepayment premium, penalty, or fee whatsoever, provided, however, that any such prepayment must be made on an installment payment date and the Lender must be given at least thirty (30) days prior written notice of Borrower's intention to prepay.

     Interest is computed on the basis of a 360 day year for the actual number of days in the interest period (Actual/360 Computation). Lender's Actual/360 computation determines the annual effective interest yield by taking the stated (nominal) interest rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the interest period. Application of such computation produces an annualized effective interest rate exceeding that of the nominal rate.

     In no event shall the amount of interest due or payment in the nature of interest payable hereunder exceed the maximum rate of interest allowed by applicable law, as amended from time to time, and in the event any such payment is paid by the Borrower or received by the Lender, then such excess sum, together with all interest accrued thereon, which shall accrue at the maximum legal rate from the date of such excess payment, shall be credited as a payment of principal unless the Borrower shall notify the Lender in writing that Borrower elects to have such excess sum returned forthwith.

     All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Loan and Security Agreement made by Lender and Borrower dated April 6, 1995, as amended of even date herewith, with respect to the Loan (the "Loan Agreement").

     The Borrower agrees to pay a late charge equal to 5% of each payment of principal and/or interest which is not paid within 10 days of the date on which it is due. At Lender's option, the Interest Rate shall become the Default Rate commencing with and continuing for so long as the loan or any portion thereof is in Default as defined in this Note. Further, upon Borrower's Default and where Lender deems it necessary or proper to employ an attorney to enforce collection of any unpaid balance or to otherwise protect its interests hereunder, then Borrower agrees to pay Lender's reasonable attorneys' fees (including appellate costs, if any) and collection costs. Liability for reasonable attorneys fees and costs shall exist whether or not any suit or proceeding is commenced.

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

     All payments received during normal banking hours after 2:00 P.M., Orlando, Florida time, shall be deemed received at the opening of the next banking day.

     Borrower warrants that Borrower does not have a "record" with respect to any violation of Laws of the United States or of any State relating to liquor (as referred to in 18 U.S.C.A. 3617, et seq.) or narcotics and/or any commercial crimes.

     The undersigned Borrower, and all sureties, endorsers, guarantors and others who may become liable for all or any part of the Indebtedness evidenced hereby (the "Obligors"), do hereby, jointly and severally waive presentment, demand, protest, notice of protest and/or of dishonor, and also notice of acceleration of maturity on Default or otherwise. Further, they agree that Lender may, from time to time, extend, modify, amend or renew this Note for any period (whether or not longer than the original period of the Note) and grant any releases, compromises or indulgences with respect to the Note or any extensions, modifications, amendments or renewals thereof or any security therefor, or to any party liable thereunder or hereunder, all without notice to or consent of any of the Obligors and without affecting the liability of the Obligors.

     If more than one person has signed this instrument, such parties are jointly and severally obligated hereunder. Further, use of the masculine pronoun herein shall include the feminine and neuter and also the plural. If any provision of this instrument shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition of invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

     TIME IS OF THE ESSENCE HEREOF.

     Any notices to Borrower shall be sufficiently given, if mailed or delivered in accordance with the provisions of the Loan Agreement.

                               EVENTS OF DEFAULT

     BORROWER shall be in default (herein referred to as a "Default") under this Note upon the happening of any of the events, circumstances or conditions described as an "Event of Default" under the terms of Section 6.1 of the Loan Agreement.

                         REMEDIES ON DEMAND OR DEFAULT

     Upon the occurrence of any of the events, circumstances or conditions of Default, the entire principal balance of this Note, all interest accrued thereon and all other Indebtedness evidenced herein and secured hereby shall at the option of the Lender, immediately be due and payable without notice. Without limitation thereto, Lender shall have all the specific rights and remedies of a Secured Party under the Uniform Commercial Code, as adopted by the State of Florida, and under the Loan Agreement.

                                       5                         Initials:
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

     Upon the occurrence of any Default, subject to any applicable cure or grace periods set forth herein or in the Loan Agreement, Lender is herewith expressly authorized to exercise its right of set-off or bank lien as to any monies deposited in demand, checking, time, savings or other accounts of any nature maintained in and with it by any of the undersigned, without advance notice. Said right of set-off may also be exercised and applicable where Lender is indebted to any signer hereof by reason of any Certificate of Deposit, Note or otherwise.

      BORROWER hereby further warrants, covenants, and agrees, as follows:

     Upon any transfer of this Note, the Lender may deliver the property held as security, or any part thereof, to the transferee, as well as any subsequent holder hereof who shall thereupon become vested with all the power and rights herein given to the Lender in respect to the property so transferred and delivered; and the Lender shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect to such property so transferred but with respect to any property not so transferred, the Lender shall retain all rights and powers hereby given.

     With prior written consent of Lender, other Collateral may be substituted for the original Collateral herein, in which event all rights, duties, obligations, remedies and security interests provided for, created or granted shall apply fully to such substitute Collateral. Borrower will cause the security interests of Lender to be properly protected and perfected.

     Borrower has, or forthwith will acquire, valid title to Collateral, and will at all times, keep same free of any liens, security interests, attachments and/or claims whatsoever except Permitted Liens as defined in the Loan Agreement. Borrower has good and valid title thereto and will warrant and defend same against all claims. Borrower is not to and will not attempt to transfer, sell or encumber the Collateral or use it in violation of any statute or ordinance. Borrower, further, agrees to pay promptly all taxes and assessments upon the Collateral except as otherwise permitted under the Loan Agreement.

     No waivers, amendments or modifications of this Note shall be valid unless in writing and signed by the party to be charged. Further, this Note shall be governed by and construed under the laws of the State of Florida. Unless otherwise defined herein or in the Loan Agreement, all terms and expressions contained herein which are defined in Articles 1, 3 or 9 of the Uniform Commercial Code of the State of Florida shall have the same meaning herein as in said Articles of said Code. No waiver by Lender of any default(s) shall operate as a waiver of any other default or the same default on a future occasion. All rights of Lender hereunder shall inure to the benefit of its successors and assigns; and all obligations of Borrower shall bind its successors and assigns.

     Borrower shall promptly pay all documentary and/or intangible taxes in connection with the closing of this transaction whether assessed at closing or arising from time to time.

     Borrower will discharge all of Borrower's duties and obligations as stated in any Security Agreement to Lender for any debt of Borrower to Lender and in any other Loan Document.

                                       6                         Initials:
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

     WAIVER OF JURY TRIAL.  BY THE EXECUTION HEREOF, BORROWER HEREBY KNOWINGLY,
     --------------------
VOLUNTARILY AND INTENTIONALLY AGREES, THAT:

     (A) NEITHER THE BORROWER NOR ANY SUCCESSOR OR ASSIGN SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON THIS PROMISSORY NOTE, THE LOAN AGREEMENT OR ANY LOAN DOCUMENT EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO;

     (B) NEITHER THE BORROWER NOR THE LENDER WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED;

     (C) THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS;

     (D) NEITHER THE BORROWER NOR THE LENDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES; AND

     (E) THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS TRANSACTION.

     IN WITNESS WHEREOF, the Borrower, on the day and year first written above, has caused this Note to be executed under seal by its duly authorized officer(s).


                                              FPM BEHAVIORAL HEALTH, INC.,
                                              a Delaware corporation

                                              By:
                                                 -----------------------------
                                                 Warwick D. Syphers,
                                                 Executive Vice President

                                              U.S. Tax I.D. Number: 59-3269144


                                                          [AFFIX CORPORATE SEAL]


                                       7                         Initials:
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

STATE OF
        ------------------
COUNTY OF
         -----------------

      The foregoing instrument was acknowledged before me this _____ day of April, 1996 by Warwick D. Syphers, as Executive Vice President of FPM BEHAVIORAL HEALTH, INC., a Delaware corporation, on behalf of the corporation. He is personally known to me or produced __________________________ as identification and did not take an oath.


                                    -------------------------------------------
                                    Name of Notary
                                                   ----------------------------
                                    NOTARY PUBLIC, STATE OF
                                                            -------------------
                                    Commission Number:
                                                       ------------------------
                                    My Commission Expires:
                                                          ---------------------


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